IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated November 30, 2018

to the Summary Prospectus and Prospectus,

each dated August 1, 2018,

and Statement of Additional Information

dated August 1, 2018

(as revised September 24, 2018) (the “SAI”),

for the iShares U.S. Preferred Stock ETF (PFF) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The Board of Trustees (the “Board”) has approved the following changes for the Fund that are expected to be implemented on or around February 1, 2019:

	Current	New
Fund Name	iShares U.S. Preferred Stock ETF	iShares Preferred and Income Securities ETF
Investment Objective	The iShares U.S. Preferred Stock ETF seeks to track the investment results of an index composed of U.S. preferred stocks.	The iShares Preferred and Income Securities ETF seeks to track the investment results of an index composed of U.S. dollar-denominated preferred and hybrid securities.
Index Provider	S&P Dow Jones	ICE Data Indices

In addition, the Board has approved the following changes for the Fund that are expected to be implemented in two phases as detailed in the table below:

	Current	February 1, 2019	November 1, 2019
Underlying Index	S&P U.S. Preferred Stock Index (the “Current Index”)	ICE Exchange-Listed Preferred & Hybrid Securities Transition Index (the “Transition Index”)	ICE Exchange-Listed Preferred & Hybrid Securities Index (the “New Index”)

The approach is intended to enable the Fund’s advisor, BlackRock Fund Advisors (“BFA”), to make the necessary adjustments to portfolio holdings in a manner that minimizes impact to Fund shareholders. During the period from February 1, 2019 to October 31, 2019 (the “Transition”), the Fund will track the ICE Exchange-Listed Preferred & Hybrid Securities Transition Index, an interim index that will gradually increase exposure to other securities based on their weightings in the New Index while proportionately reducing exposure to the Current Index. During the Transition and after October 31, 2019, the Fund will invest by sampling the applicable index, meaning that it will hold a broadly diversified collection of securities that, in the aggregate, approximates the applicable full index in terms of key characteristics.

The adjustments to the Fund’s portfolio holdings are expected to result in modest, temporary increases in the Fund’s transaction costs and turnover rate. The actual transaction costs, turnover rate, and any other costs will be highly dependent upon a number of factors, including the market environment at the time of the portfolio adjustments. These changes are not expected to increase the expense ratio of the Fund.

In the weeks leading up to February 1, 2019, the Fund may seek to increase holdings of component securities in the Transition Index and/or decrease holdings of component securities in the Current Index that are not included in the Transition Index in preparation for the index change. In connection with such positioning, the Fund may or may not participate in any changes made to the Current Index, including the rebalance of the Current Index. As a result, the Fund may deviate from its investment strategy to a limited extent and the tracking error for the Fund with respect to its Current Index may widen in the weeks preceding February 1, 2019.

On or around February 1, 2019, when the Fund begins tracking the Transition Index, the below changes to the Summary Prospectus, Prospectus and the SAI for the Fund will go into effect.

Change in the Fund’s “Principal Investment Strategies”

The first, second, third and fourth paragraphs on page S-2 of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” are deleted in their entirety and replaced with the following:

The Fund seeks to track the investment results of the ICE Exchange-Listed Preferred & Hybrid Securities Transition Index (the “Underlying Index”), which measures the performance of a select group of exchange-listed, U.S. dollar-denominated preferred securities, hybrid securities and convertible preferred securities listed on the New York Stock Exchange (“NYSE”) or NASDAQ Capital Market (“NASDAQ”). The Underlying Index includes issuances of preferred stocks with amounts outstanding over $100 million, convertible preferred stock with at least $50 million face amount outstanding, and hybrid securities with at least $250 million face amount outstanding, that meet minimum price, liquidity, trading volume, maturity and other requirements, as applicable, as determined by ICE Data Indices (the “Index Provider” or “ICE Data”).

In general, preferred stock is a class of equity security that pays a specified dividend that must be paid before any dividends can be paid to common stockholders and takes precedence over common stock in the event of a company’s liquidation. In general, a “hybrid” security refers to a security which combines both debt and equity characteristics. In general, hybrid securities included in the Underlying Index, like traditional preferred stock, have preference over the common stock within an issuer’s capital structure, and are issued and traded in a similar manner to traditional preferred stock. Like preferred stock (but unlike debt securities or common stock), issuers of hybrid securities included in the Underlying Index have the ability to defer dividend payments and to extend such securities’ maturity dates.

Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights.

Preferred stocks have economic characteristics similar to fixed-income securities. Preferred stocks and hybrid securities generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate.

Additionally, preferred stocks and hybrid securities often have a liquidation value that generally equals the original purchase price of such security at the date of issuance. The Underlying Index may include many different categories of preferred stock and hybrid securities, such as floating, variable and fixed-rate preferreds, fixed-to-floating rate securities, callable preferreds, convertible preferreds, cumulative and non-cumulative preferreds, certain capital securities, trust preferreds or various other preferred stock and hybrid securities. The Underlying Index uses a market capitalization weighted methodology subject to certain constraints and is rebalanced monthly.

The Underlying Index may include large-, mid- or small-capitalization companies and includes preferred stocks and hybrid securities of non-U.S. issuers. As of November 25, 2018, a significant portion of the Underlying Index is represented by securities of companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.

The last paragraph on page S-3 of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Underlying Index is a product of ICE Data, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Change in the Fund’s “General Considerations and Risks”

The Section of the SAI entitled “General Consideration and Risks” is amended to add the following:

Risk of Investing in the Telecommunications Sector. The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies.

Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Change in the Fund’s “Construction and Maintenance of the Underlying Index”

The section of the SAI entitled “S&P U.S. Preferred Stock IndexTM” on pages 52 and 53 is deleted in its entirety and is replaced by the following new section entitled “ICE Exchange-Listed Preferred & Hybrid Securities Transition Index”:

ICE Exchange-Listed Preferred & Hybrid Securities Transition Index

Number of Components: approximately 464

Index Description. The ICE Exchange-Listed Preferred & Hybrid Securities Transition Index measures the performance of exchange-listed U.S. dollar-denominated hybrid securities, preferred stock and convertible preferred stock.

Index Methodology. The Underlying Index consists of exchange-listed U.S. dollar-denominated hybrid securities, preferred stock and convertible preferred stock. Qualifying securities must be exchange listed and have either the NASDAQ or NYSE as their primary exchange in order to be included in the Underlying Index. The Underlying Index constituents must also meet minimum price, liquidity, trading volume, maturity and other requirements relating to continuous listing standards of the listing exchange. The Underlying Index is market capitalization-weighted subject to certain constraints, and the securities in the Underlying Index are updated on the last business date of each month.

Component Selection Criteria. Hybrid corporate debt issued in $1,000 or greater par amounts must have a coupon deferral feature, at least $250 million face amount outstanding and at least 18 months to final maturity at the time of issuance to qualify. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least one month from the last call prior to the date the bond transitions from a fixed to a floating rate security. Contingent capital securities (“cocos”) are excluded, but capital securities where conversion can be mandated by a regulatory authority, but which have no specified trigger, are included. Other hybrid capital securities, such as those issues that potentially convert into preference shares, those with both cumulative and noncumulative coupon deferral provisions, and those with alternative coupon satisfaction mechanisms, are also included in the index. 144A securities (both with and without registration rights) and corporate pay-in-kind securities (including toggle notes) are included. Securities in legal default, securitized debt and eurodollar bonds (USD securities not issued in the U.S. domestic market) are excluded.

Preferred stock and notes issued in $25, $50, or $100 par/liquidation preference increments, must have a minimum amount outstanding of $100 million. In addition, qualifying securities must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Both fixed and adjustable rate preferred stock and notes are included in the index. Preference shares (perpetual preferred securities), American Depository Shares/Receipts (ADS/R), domestic and Yankee trust preferreds, are included. Auction market securities, purchase units, purchase contracts, securities issued by closed end funds and derivative instruments such as repackaged securities and credit default swaps are excluded.

Convertible preferred stock must have at least $50 million face amount outstanding. The underlying equity of qualifying securities must be publicly listed and actively trading. Convertible securities where the underlying is a basket of equities, and mandatory convertibles are included in the index. Securities in legal default, synthetic and reverse convertibles, pay-in-kind convertibles, and convertibles with suspended or inactive underlying equities are excluded from the index.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-PFF-S1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE